                                                                  EXHIBIT 10.(x)
                   MAXWELLS ENERGY AND METALS TECHNOLOGY LTD.

                            PRINCIPLES OF AGREEMENT

Whereas this Principles of Agreement (POA) is made and entered into on this 19th day of August, 1996, by and between:

1. MAXWELLS ENERGY AND METALS TECHNOLOGY LTD. (hereinafter referred to as "Maxwells"), a corporation organized under the laws of the Bahamas and having representative offices at 1901 Avenue of the Stars, Suite 1925, Los Angeles,
CA 90067.  Maxwells is represented in this transaction by William Chan (Chan);
and,

2. NEVADA MANHATTAN MINING INCORPORATED (hereinafter referred to as "Nevada"), a corporation organized under the laws of the state of Nevada, and having offices at 5038 North Parkway Calabasas, Suite 100, Calabasas, CA 91302. Nevada is represented in the POA by Christopher Michaels (CDM) and Jeffrey Kramer JK).

         Maxwells and Nevada are hereinafter referred to the "Parties" to this POA.

                                   WITNESSETH

I.   Contractual Transactions

Whereas Maxwells controls a potential gold and other metals/minerals mining property, known as Kalimantan Timur, in Kalimantan, Indonesia. Kalimantan Timur (hereinafter referred to as the "Property") consists of 5 contiguous properties, each comprising 2000 hectares of land for a total of 10,000 hectares. The geography and location of the Property are attached in Exhibit
I. The Property is located in a potential gold mineralization zone, as indicated by the Government Reports which are shown in Exhibit I. The island of Kalimantan in Indonesia has become a significant gold exploration area and gold producing target for international companies. Exhibit II (Asian World Stock Report dated December 1995) explains the geology and potential of the gold mineralization zone as well as other major discoveries made. The Property is situated within this mineralized zone; and

Whereas Nevada operates gold mining properties in the state of Nevada and has the desire and interest to acquire, explore, and develop the Kalimantan Timur Property (hereinafter referred to as the "Transaction"

II.    Consideration for the Transaction

Whereas Maxwells will merge 51% control and interest of the Property in Nevada for the following terms, conditions and considerations:

         1. Nevada will issue shares of Nevada's Common Stock to Maxwells on the following basis:

                 Four Hundred Thousand (400,000) shares of Common Stock will be issued to Maxwells upon the signing of this POA.

         2. A total of 4 million shares of Common Stock will be issued to Maxwells upon the following events occurring:

                 (a) These shares will be immediately released to Maxwells upon Nevada receiving independent valuation of a minimum of Twelve Million Dollars (US$12,000,000) worth of value in mineralization or other natural resources on the subject property in Kalimantan. Valuation of the Property will be appraised by an independent expert appraiser to be mutually chosen by the Parties. These shares can also be released to Maxwells in the event that an Investment Banker (to be mutually chosen by the Parties) values the Property at Twelve Million Dollars (US$12,000,000) and/or provides financing to Nevada based upon the US$12 million valuation of the Property or upon the intrinsic appreciation of Nevada's stock (post trading shares) following the public announcement of acquiring interest in the Property. For example, Nevada's present trading price is approximately US$3 per share. If after 90 days of the announcement Nevada's shares have appreciated to US$10 per share, the net intrinsic value of expectation is US$7 per share. With seven million (7,000,000) shares currently outstanding, the intrinsic value of the Company then becomes US$49 million, and the financing of the Company will have been accomplished.

                 (b) If the four million (4,000,000) shares have not been issued; Nevada must commence its exploration program within 6 months from the funding of the program but not later than 12 months from the execution of this POA. However, if Nevada fails to commence its exploration program in 12 months and no appraisal has been completed on the Property and the additional financing is not done, then the 51% control and interest in the Property immediately reverts back to Maxwells at no cost to Maxwells. However, if the shares appreciate to US$10 or above for a period of more than 30 days, then Maxwells is entitled to One Million (1,000,000) shares regardless of whether any financing commitments have been secured by Nevada or any appraisals have been done.

                 (c) Immediate Registration with the Securities and Exchange Commission (SEC) will be performed by Nevada on One Million (1,000,000) of the above shares upon the release of the shares to Maxwells, only if Items 2(a) and 2(b) are operative.

         3.      Special Consideration:

                 (a) If and when the Property yields a valuation of more than two (2) million ounces of gold, the Percentage ownership of Maxwells will become non-dilutive. Otherwise, additional shares are to be issued for any discoveries above 2 million ounces on a prorata basis as in Item 2(a).

         4. Maxwells reserves the right to substitute or add another gold mining property and/or natural resources property or like potential value if the valuation of the Property is less than US$12 million or if the stock of Nevada does not appreciate above $3 per share after the announcement of the acquisition.

         5. Voting Trust: Maxwells will vote its shares in favor of management as long as CDM and JK are executives of Nevada, except when any of Maxwell's shares are registered for sale. It is agreed that a mutual consent by both parties hereto is needed in order to issue any capital stock in excess of Two Hundred and Fifty Thousand Dollars ($250,000), with the exception of raising capital for day-to-day operations.

         6. Registration of Options in the Registration Statement with the Securities and Exchange Commission (SEC): A two million share option for Maxwells will be registered in the current Registration at a price of Three Dollars ($3.00) per share for a period of 18 months from the date herein. It is the intent of Nevada to seek an immediate Registration with the SEC.

         7. Nevada will immediately form a 100% owned domestic subsidiary corporation in the State of Nevada to receive all of its gold mining assets in America. Nevada will also form a 100% owned Offshore subsidiary corporation to hold its interest in the Kalimantan Timur Property and others as appropriate (refer to Item 3) which, will be merged into the domestic subsidiary or remain a sub-subsidiary at a practical time or at any time the domestic subsidiary is spun out as an independent Public Company.

                 Nevada will spin off the shares of the domestic subsidiary, inclusive of the international subsidiary, in a corporate reorganization plan for the benefit of all the shareholders of Nevada at a ratio of 1:1, including all of the share transactions of Maxwells at the appropriate time so that certain encumbrances and risk factors are minimized.

         8. Default: a Cease and Desist order from the Securities and Exchange Commission (SEC) would be constituted as a default and the Kalimantan Timur Property asset will revert back to Maxwells at no cost.

         9. All exploration, operating, and budgetary costs to effectuate the development of the Kalimantan Timur gold property will be 100% undertaken by Nevada. Upon signing this POA, Nevada will make a US$20,000 closing payment (which can be paid in monthly increments of US$5000) to Maxwells or an affiliate. This US$20,000 closing fee will be used to pay the local Indonesian partner who has been incurring operating fees for maintaining the Property. Receipts of payments to the Indonesian partner will be provided to Nevada. Maxwells also advises Nevada that an additional payment of US$80,000 (for taxes) remains to be paid for acquisition of the Property.

         10. It is understood that this agreement and all compensation agreed hereto by both parties above holds true throughout any and all Nevada subsidiaries and spin-off public companies that may arise through any corporate structure reorganization.

         11. Maxwells will use its best efforts and good faith to fully cooperate with Nevada to succeed in Indonesia.

         12. Nevada recognizes that it must reach an Agreement with Dealmakers International/Garrett Krause for the following services and consideration: Investment Banking Services, Corporate and Public Relations, and a Compensation Package. This Agreement with Dealmakers International needs to be concluded within a 24 hour period otherwise this POA becomes null and void.

The execution of this POA is legal and binding on all Parties.

                                  SIGNATORIES

Nevada Manhattan Mining Incorporated           Maxwells Energy and
                                               Metals Technology Ltd.

/s/ CHRISTOPHER MICHAELS                       /s/ WILLIAM CHAN
------------------------------                 ------------------------------
Name: Christopher Michaels                     Name: William Chan
Title: CEO/President                           Title: President

/s/ JEFFREY KRAMER
------------------------------
Name: Jeffrey Kramer
Title: Senior Vice President

                          MEMORANDUM OF UNDERSTANDING
                              GOLD MINING PROJECT

This Memorandum of Understanding (MOU) made and entered into on this 16th day of July 1996 by and between:

MR. ABUBAKAR SIDDIQ, an Indonesian citizen having his address at Jl. Bandung, Indonesia c/o Andy Nitidisastro, Indonesia, and

MR. ANDY T. NITIDISASTRO, an Indonesian citizen having his address at Jl. Bukit Pakar Timur No. 9, Bandung, Indonesia, and

MAXWELLS ENERGY AND METALS TECHNOLOGY LTD., a Bahamas Corporation having its representative offices at 1901 Avenue of the Stars, Suite 1925, Los Angeles, California, 90067 USA.

MR. ABUBAKAR SIDDIQ, MR. ANDY T. NITIDISASTRO, AND MAXWELLS ENERGY AND METALS TECHNOLOGY LTD. are hereinafter referred to collectively as "THE PARTIES".

                                   WITNESSETH

Whereas, the Government of Indonesia acting through its Ministry of Mines and Energy wishes to expand on its enhanced gold exploration during the next Sixth Development Plan (hereinafter referred to as "PROJECT"), and encourages participation on such development.

Whereas, THE PARTIES desire to form a consortium by certain arrangement to obtain a license from the Government to explore GOLD MINING for both domestic needs and exports.

Now, therefore, THE PARTIES, hereto agree as follows:

1.       PURPOSES

THE PARTIES agree to carry out the following purposes:

         1.1 To obtain and implement the PROJECT on the conditions and terms set forth in the Consortium Agreement which will be prepared in detail in due time when the development scheme and conditions are granted.

         1.2 To submit an application to the Ministry of Mines and Energy for the PROJECT hereinafter referred to as "APPLICATION") for the license(s) to engineer, to manufacture, to OEM technology/transfer, install, finance, and exploring gold as well as mining.

         1.3 The Consortium is willing and able to support and complete the manufacturing and mining operation.

2.     EXCLUSIVITY

Except as otherwise provided for in this MOU, THE PARTIES warrant that they shall cooperate solely and exclusively with each other in connection with this Gold Mining PROJECT and that none of them shall enter into any agreement with any other firm or group of firms with respect to any matters related to the PROJECT without the prior written consent of the other Party and to keep this information at the highest confidentiality manner.

THE PARTIES also warrant that such exclusivity will be respected by those persons or firms which they may exercise control or with their affiliate in any manner.

3.       SHAREHOLDING

THE PARTIES hereby agree to shareholding of each PARTY as follows:

         MR. ABUBAKAR SIDDIQ                       15%
         MR. ANDY T. NITIDISASTRO                  10%
         MR. BASTARI MIRAI                          5%
         MAXWELLS ENERGY AND METALS                70%
           TECHNOLOGY LTD.

         under the conditions that the capital required by the Consortium is provided by MAXWELLS ENERGY AND METALS TECHNOLOGY LTD.

4.      SPONSORING

MR. ABUBAKAR SIDDIQ and others shall act as the main sponsor of the Consortium to obtain the license(s) and/or reaffirm any license(s) which are in existence.

5.     INITIAL RESPONSIBILITIES

THE PARTIES agree that their responsibilities shall be as follows:

         5.1 Local partners will be primarily responsible for the organization of all appropriate political lobbying, in order to secure the license(s) and/or reaffirm any license(s) which are in existence, as well as responsible for the procurement of the Technology and coordinate all engineering presentation and procurement etc. and the Consortium liaison with the Government of Indonesia. They have submitted a prospective ????????? property in Kalimantan known as Kalimantan Timur
                 (KT) consisting of 10,000 HA. KT is one of many other prospects which are known to the local partners.

         5.2 MAXWELLS ENERGY AND METALS TECHNOLOGY LTD. will be responsible to provide and/or secure financing for the PROJECT, provide for all international technology transfers and provide a strategic operator(s) to gain the license(s) from the Government.

6.       CONSORTIUM AGREEMENT

When the Consortium is awarded these license(s) or reaffirmation(s). THE PARTIES will immediately execute the Detailed Consortium Agreement on the basis of this MOU or at a mutually agreeable time.

7.       JURISDICTION

         7.1 Any dispute or controversies which may arise out of this MOU shall be amicably settled by THE PARTIES, but in failure thereof, such disputes or controversies shall be referred to the arbitration by the Rules of International Chamber of Commerce in Indonesia.

         7.2 This MOU as to its interpretation and application shall be governed by the Laws of Indonesia.

8.    OTHER MATTERS

Other matters not stipulated in this MOU shall be further discussed and decided later on through mutual discussion between THE PARTIES on the basis of this MOU.

In witness whereof THE PARTIES hereto have caused this MOU to be legal, binding and enforceable as well as executed in duplicate by their representatives herein who are so duly authorized, on the date and year first above written, each retaining one (1) copy thereof.

                                               Bandung, 16th day of July  1996.
                                                        ----        -----


For: MR. ABUBAKAR SIDDIQ                For: MR. ANDY T.
                                             NJTIDISASTRO
     /s/ ABUBAKAR SIDDIQ
     ---------------------------


For: MAXWELLS ENERGY                    For: MR. BASTARIMIRAI
     AND METALS TECHNOLOGY

     /s/ W.H.B. CHAN
     ---------------------------
Name: WHB Chan
Title: President Director

In witness whereof THE PARTIES hereto have caused this MOU to be legal, binding and enforceable as well as executed in duplicate by their representatives herein who are so duly authorized, on the date and year first above written, each retaining one (1) copy thereof.

                                               Bandung, 16th day of July  1996.
                                                        ----        -----


For: MR. ABUBAKAR SIDDIQ                For: MR. ANDY T.
                                             NJTIDISASTRO
     /s/ ABUBAKAR SIDDIQ                     /s/ Andy T. Njtidisastro
     ---------------------------             -----------------------------


For: MAXWELLS ENERGY                    For: MR. BASTARIMIRAI
     AND METALS TECHNOLOGY

     /s/ W.H.B. CHAN                         /s/ BASTARIMIRAI
     ---------------------------             -----------------------------
Name: WHB Chan
Title: President Director

                                   EXHIBIT I

                         [INDONESIA - Geographical Map]


















        [INDONESIA - Distribution of Mineralized Tertiary Magmatic Arcs]

                                   EXHIBIT II

===============================================================================

[LOGO]          ASIAN WORLD
                        STOCK REPORT

   MONEY MAKING IDEAS FOR INVESTING IN ASIA THROUGH NORTH AMERICAN EQUITIES
===============================================================================
DECEMBER, 1995                  VOL. I NO. 3                     (C)BRIAN FAGAN

-------------------------------------------------------------------------------
                                IN THIS ISSUE

      SIX BASIC CONSIDERATIONS FOR EVALUATING JUNIOR EXPLORATION COMPANIES

A simple set of basic fundamentals that will identify companies with real value, excellent upside potential, trading at reasonable prices.

                                   INDONESIA

The country, its geology and its mining law. What you see in the window is what you can expect to find in the store.

                                 THE AREA PLAY

Centerspread map of Indonesia. See who is there early. The list of companies is growing daily.

                               THOUGHTS & TRAVELS

An investment conference you will enjoy and profit from. Current buy recommendations.

                                   NON-MINING

TML FOODS INC. (TML - ASE) A new buy recommendation and non-mining section in Asian World Stock Report.

                              BRE-X MINERALS LTD.

Those that were looking, saw the potential. You can learn a lot by taking this chronological tour of the company's rise to prominence.

                WISHING YOU ALL THE VERY BEST FOR THE HOLIDAYS!

Brian Fagan
-------------------------------------------------------------------------------

                                   INDONESIA

                              BRE-X MINERALS LTD.

           THE FIRST CANADIAN-ASIAN WORLD GOLD MINING STOCK AREA PLAY

INDONESIA'S enormous mineral wealth--coupled with a major world class gold discovery by Calgary, Alberta based BRE-X Minerals Ltd.--has set the stage for "the first ever, Canadian-Asian World, Gold Mining Stock Area Play."

I felt it was coming and am very pleased it came so soon and in such a significant fashion. People sometimes ask why I spend so much time researching mining stocks trading under ten and sometimes even under one dollar a share.
The answer is that many of these stocks have the potential to double and triple in price, and once in a while one goes into orbit, as in the case of BRE-X. The story in this issue is not ancient history. It is happening right now. Many of you are or will be a lot richer because of it.

BRE-X stock, trading at $3.00 in March 1995, rose to an all time high of $57.50 on November 2nd and closed December 6th at $53.00. This spectacular increase in value resulted from the company's discovery of an estimated 6-10 million ounces of gold, on one of its mineral exploration properties in Indonesia. The potential total gold reserve continues to expand.

Major mineral discoveries like this one are the "shots heard round the world." They create enormous, instant, real value for the discovering company. And, because multiple mineral deposits often occur in proximity to each other, increased speculative value is also added to all companies owning or acquiring mineral rights in the discovery area. When exploration was the domain of the individual prospector what developed was a gold rush; now, in the age of companies, we call it an area play.

Indonesia is about to experience an area play that will undoubtedly result in many more new discoveries. Financial institutions familiar with the rewards and risks of the business are actively seeking participation. With the availability of equity funding, junior exploration companies are acquiring known but undeveloped properties, as well as initiating grass-roots exploration programs in virgin areas. Many other Asian World countries are going to experience the same type of gold rush by North American companies, that is going on in Indonesia today. There will be no shortage of investment opportunities as this exciting phenomenon unfolds.

-------------------------- ASIAN WORLD STOCK REPORT ---------------------------

                --------------------------------------------
                                   INDONESIA
                           THE COUNTRY -- THE GEOLOGY
                                 THE MINING LAW
                --------------------------------------------

HOW to develop confidence and an acceptable comfort level in Indonesian mining investments is the purpose of this article. From my seat I can see that numerous companies will soon be offering their stock to investors as a way to participate in what is sure to be a major North American mining stock play. Picking the companies most likely to succeed requires an understanding of the country, an assessment of the geologic terrain the company is exploring, and its ability to acquire secure title to its mineral interest. The potential for an enormous win has already been demonstrated.

INDONESIA is located right on the equator, the land of the "trade winds." The climate is tropical with a easterly monsoon of less rain (May to September) and a westerly monsoon (December to March) that is considered the wet season. Humidity is high, with temperatures ranging from about 22 degrees to 30 degrees
C. Consisting of 13,677 islands of which 3,000 are inhabited, the worlds largest archipelago stretches east to west some 5,000 kilometers, roughly the width of the United States. Supporting a population of 200 million, primarily Muslim, with 50% under the age of 20, it is the fifth most populous country in the world. Its capital Jakarta, located on the island of Java, is a vast, modern city with a population of 15 million.

Formerly known as the Dutch East Indies and the Spice Islands, the region was controlled by the Dutch from the early 1600's until the Japanese occupation of 1942 - 1945. As the War in the Pacific ended, Indonesia declared its Independence in 1945, but then had to fight a four year War of Independence with the Dutch before it was recognized by the United Nations in 1949. After fifteen more years of internal conflict, present day leader President Suharto took control in 1965. Under his leadership, the country has experienced 30 years of political stability, spectacular economic growth, and social reform. Indonesia is now considered an excellent location for foreign investment and international business.

GEOLOGY A review of the known deposits and styles of mineralization is the logical place to start. Don't get nervous; there is an order in nature that everyone can comprehend. One geologic term you need understand is "magmatic arcs." They are what Indonesia is made of. Look at the map on the next page. Do you notice all the lines with triangles on them labeled trenches? They are breaks in the earth's crust where molten rock is pouring out onto the ocean sea floor. Eventually enough lava pours out so that it piles up and breaks through the ocean surface forming a land mass. Over eons of time, these land masses move off the trench, then the whole process repeats itself. Arc after arc join up: that is why the shape of trenches reflect that of the land masses. Only certain arcs are mineralized, each in its unique style. There are 15 magmatic arcs in Indonesia extending over 15,000 kilometers, but nearly all the gold and copper production comes from the arcs on the map. That is a very simplistic explanation of magmatic arcs and how Indonesian-bound exploration companies know which terrain is the most productive. Armed with this knowledge and the map on page 9 you can examine the various mineral deposits found throughout the entire Indonesian archipelago. What you see in the window is what you can expect to find in the store.

SUMATRA The Sunda-Banda Arc passes along the southwest margin of Sumatra through Java, Bali, Lombok, Sumbawa, Flores, to Wetar. The larger mineral deposits on Sumatra are of the epithermal gold-silver vein type. Epithermal mineral deposits are those formed when super-heated waters cause metals to be dissolved from the rocks that they travel through; then as the waters rise from unknown depths to the surface the metals are re-deposited in a wide range of geologic structures, environments, and rock types. The gold-silver vein deposits in the Lebong district contain some 3.0 million ounces of gold. The exhausted Lebong Donok mine, with an average grade of 14 g/t gold and 79 g/t silver, had the highest grades recorded for Indonesian gold production. Less significant gold-copper vein deposits ranging from 150,000 to 450,000 ounce gold occur on the island.

JAVA The extension of the arc and the gold-silver deposits continue east across Java. In the Cikotok region the Gunung Pongkor deposit has a resource of 3.3 million ounces gold and 31.3 million ounces silver. Grades are 17 g/t gold and 162 g/t silver in veins extending 1 kilometer with widths from 2 to 10 meters.

SUMBAWA Further east on the Island of Sumbawa the style of mineralization changes from epithermal vein type to porphyry copper-gold. This style of mineralization is characterized by large tonnage low grade deposits in which the copper minerals occur as discrete grains and veinlets disseminated throughout a large volume of rock. This is home for the Batu Hijau deposit of Newmont where a reserve of 600 million tonnes contains 12 million ounces of gold and 10 billion pounds of copper at grades of 0.8% copper and 0.7 g/t gold.

WETAR The eastern-most known deposit in the Sudan - Banda Arc is Billiton's Lerokis-Kali Kuning gold-silver deposit. The resource here occurs in epithermal barite bodies up to 37 meters thick and contains about 5 million tonnes grading 4 g/t gold and 122 g/t silver.

KALIMANTAN Kalimantan in the center of the map is the focus of today's area play in Indonesia and home of the recent BRE-X, Busang discovery. Looking at the other known deposits along the Central Kalimantan Arc, it is obvious why BRE-X would chose this location to search for new gold. The Kelian mine, 200 kilometers southwest with 97 million tonnes grading 1.85 g/t gold (5.8 million ounces) in two main orebodies and 4 satellite zones, is Indonesia's largest primary gold deposit. Mt. Muro, 100 kilometers further south, hosts 10 million tons grading 3.8 g/t gold (1.2 million ounces) and 95 g/t silver (30 million ounces) in 10 zones.

                          [INDONESIA - Geographic Map]














        [INDONESIA - Distribution of Mineralized Tertiary Magmatic Arcs]

-------------------------- ASIAN WORLD STOCK REPORT ---------------------------

                         [INDONESIA MAP--2 PAGE SPREAD]

    INDONESIA - LOCATION OF SIGNIFICANT MINERAL DEPOSITS PROPERTY LOCATIONS

                  --------------------------------------------
                           INDONESIA - THE AREA PLAY
                  --------------------------------------------

Speculation in the stocks of junior mineral exploration companies with Indonesian properties is accelerating on the Vancouver, Alberta and Toronto stock exchanges. Within the last few weeks, I have witnessed the price of several stocks double and triple on no more than a news announcement, stating that they were negotiating to acquire a property in Indonesia. To be sure, these are fortunate circumstances for the holders of these stocks and some nimble day traders, but offer little opportunity for value orientated investors. Keeping up with them on a daily basis is well beyond the scope and purpose of Asian World Stock Report. On the other hand, I believe that monitoring the results of Indonesian exploration programs will allow me to identify those companies with the potential for a significant discovery and make you aware of them early. The BRE-X story shows that there is plenty of time to buy into a real discovery.

Short term trading in Indonesian area play stocks is a completely different endeavor than investing. With the ten percent high risk portion of my trading capital I am, and expect that you too are also, trying to buy and sell these moving targets at the right price and time. This type of trading is exciting and is what makes the junior mining stock market tick. Being up to date on the spec-side also increases your exposure to developing stories.

Today, there are really two Indonesian area plays. The hot one is centered around the BRE-X, Busang deposit on Kalimantan. In the early stages of an area play, proximity is everything. The closer the company's property is to the new discovery - the more speculative price premium it will enjoy. As the play matures, more tangible factors will start to determine price. Eventually each property will have to stand on its own merit. We are in the very early stage of the Kalimantan play.

The other play encompasses all the rest of the country.

-------------------------- ASIAN WORLD STOCK REPORT ---------------------------

                         [INDONESIA MAP--2 PAGE SPREAD]

    INDONESIA - LOCATION OF SIGNIFICANT MINERAL DEPOSITS PROPERTY LOCATIONS

                  --------------------------------------------

Quite remarkable, considering that the distance east to west across Indonesia is roughly the same as Canada or the United States. This area play is happening because, almost without exception, all of the property acquisitions recently made by North American companies are near significant mineral deposits where the potential for new discoveries is considered excellent. Think about the size of the United States when someone says they have a property in Indonesia:
Kalimantan is Denver, Irian Jaya is Los Angeles, and Sumatra is New York.

Property locations for each listed company are shown on the above map. Indonesia is going to be generous to those investors that understand it. I suggest you get started by obtaining an information package from these far-sighted companies who got in early. (AWSR: NOT RATED)

???ch Mountain Minerals Inc.            BRE-X Minerals Ltd.
??? Kalimantan                          #2 Kaliman, Sumatra, Sangihe, I.J.
??M - Alberta Stock Exchange            BXM - Alberta Stock Exchange
Contact: Douglas J. Rowe                Contact: T. Stephen McAnulty
??? 262-1838                            Tel. (403) 247-0707

Brett Resources Inc.                    Consolidated Valley Ventures Ltd.
#3 Sumatra                              #4 Kalimantan
BRN - Vancouver Stock Exchange          CVL - Vancouver Stock Exchange
Contact: Larry Nagy, L.L. Duffett       Contact: Barbara Dunfield
Tel. (604) 684-8725                     Tel. (604) 685-6851

First Dynasty Mines Ltd.                Gothic Resources Inc.
#5 Irian Jaya                           #6 Kalimantan
FDM - (TSE) - FDYMF (Nasdaq)            GCR - (VSE) (ME) Stock Exchanges
Contact: Leslie Young                   Contact: Tanya Gunther
Tel. (303) 740-1209                     Tel. (604) 683-6556

Indochina Goldfields, Ltd.              International Skyline Gold Corp.
#7 Kalimantan, Java                     #8 Irian Jaya
Private - (TSE) listing planned         ISC - (VSE) (TSE) Stock Exchanges
Contact: R. Edward Flood                Contact: Clifford A. Grandison
Tel. (415) 693-3356                     Tel. (604) 683-6865

Pacific Amber Resources Ltd.            Pacific Wildcat Resources Corp.
#9 Kalimantan                           #10 Sumatra, Sulawesi
PCR - Vancouver Stock Exchange          PAW - Vancouver Stock Exchange
Contact: Hiro Ogata                     Contact: Gordon Fitzpatrick
Tel. (604) 688-6681                     Tel. (604) 688-9780

Scorpion Minerals Inc.                  South Pacific Resources Ltd.
#11 Kalimantan, Sumatra                 #12 Kalimantan
(TSE) listing pending                   SHF - Alberta Stock Exchange
Contact: Michael A. Farrugia            Contact: Robert F. Chase
Tel. (416) 777-6671                     Tel. (604) 687-????

--------------------------ASIAN WORLD STOCK REPORT----------------------------

There are other known smaller prospects along the arc in the 2 to 3 g/t gold, 50 to 80 g/t silver range. These will surely be tested for additional reserves in the months ahead. When you realize that the Busang deposit of BRE-X is well on its way to being the largest primary gold deposit in all of Indonesia, you can appreciate the attention this area is getting.

SULAWESI The Sulawesi-East Mindanao Arc on the north arm of the island of Sulawesi is the host for a variety of deposit types. The numerous large to medium sized low grade porphyry copper-gold deposits in the Tombulilato area and Newmont's Mesel, epithermal (carlin type) gold deposit at Motomboto are of particular interest. One deposit in the Tombulilato area contains a total resource of 295 million tonnes grading 0.6% copper and 0.46 g/t gold in eight separate bodies. Mesel, with early 1996 production planned, has reserves of 2 million ounces contained in 12 million tonnes grading 5 g/t gold. It is interesting that as the Sulawesi-East Mindanao Arc continues north, it host the East Mindanao gold district in the Philippines which is experiencing an area play of its own by Canadian companies.

IRIAN JAYA The most prospective area of Indonesia for finding world class porphyry and skarn copper-gold deposits is in the Medial Irian Jaya Arc which runs through the central spine of the highlands of Irian Jaya. This is the "land of the giants." Within the 1+ billion tonne ore reserve in the Grasberg/Ertsberg district, the arc contains over 75% of the country's copper and more than 60% of its gold. The gold reserve at Grasberg alone exceeds 80 million ounces, making it the single largest in the world.

That completes the geologic tour of Indonesia. The arc continues east into Papua New Guinea where it hosts two additional giant deposits, but that is a new story I will share with you in a future issue.

LAW If the company you have invested in loses title to its property -- you lose your money! Therefore, knowing how it holds its mineral interest in a foreign country is important. Indonesia will pass a new mining act within the next 6 months. It is anticipated that it will be favorable to foreign mining companies. Under the prevailing law, foreign companies can acquire mineral rights in three ways. Titles held under a Contract of Work (COW) or through a joint venture with P.T. Aneka Tambang, one of the State mining agencies, have the backing of the government and have never been challenged. However, title held under what is known as a KP are another matter. A foreigner cannot hold title to a local mining claim (KP) or the surface rights to it. KP's are worked through joint ventures, but the title to the property remains in the name of the local partner or his company. I expect that the majority of junior mineral exploration companies rushing to Indonesia are going to acquire their mineral interest under KP's. With the right local partner this should work out satisfactorily. However, if you have a substantial amount of money at risk, it is a consideration worth your attention. ************

-------------------------------------------------------------------------------
                              BRE-X MINERALS LTD.
                        THOSE LOOKING SAW THE POTENTIAL
-------------------------------------------------------------------------------

BRE-X, after an increase in share price from $3.00 to a high of $57.50 in less than 8 months is now a household word in the market place, but the BRE-X, Indonesian story starts way back in May of 1993. I want to tell the story as it unfolds through published company news releases and media reports which were available for us to see. It illustrates many of the points I've made about investing in junior mineral exploration stocks and will help you recognize the next golden opportunity early.

At year end 1992 there is nothing to distinguish BRE-X from the other 2,000 like companies trading on the Vancouver, Calgary, and Toronto stock exchanges. BRE-X starts the year trading at ten cents a share, briefly going up to thirty five as the company searches for diamonds in the Canadian, Northwest Territory's, Lac de [??????] area play and closes out the year at fifteen. It also issues three news releases in 1992; one of them discloses that a related company Bresea Resources offered 50% of the then issued capital of 6,400,000 shares [???]. Companies in which the insiders hold large positions rarely disappear.

07 May 93   $0.51   BRE-X makes its first news release concerning its
involvement in Indonesia with the acquisition of an 80% interest in the Busang property located on the island of Kalimantan. The property [????] three prime targets. There is a potential geologic resource on the most advanced of 1 million ounces of gold, inferred by 19 previous drill holes. Today, such a news release would attract immediate attention, but in early 1993 Indonesia was an unknown entity.

19 Jul. 93  $0.36   BRE-X repeats the May 7th release [and?] announces the
completion of a financing the start [up??] physical work on the Busang property, and the acquisition of an additional Indonesian property located on the island of Sangihe in North Sulawesi. I like companies with more than one property under development.

03 Aug. 95  $0.40   BRE-X releases an update on [????] projects.  The
exploration program for diamonds in the Northwest Territories of Canada comes to a halt.

16 Aug. 93  $0.47   BRE-X reports the results of the drill holes on the Sangihe
Island property. Two miss; a third gives enough encouragement to plan a second drilling program.

08 Sep. 93  $0.45   BRE-X announces the acquisition of a third Indonesian
property. This time it is on the island of Sumatra. The company says various major mining companies and investment dealers in Canada are beginning to take an interest in its activities. This is probably the first time that independent information about the company is available. The stock will not trade below $0.50 again, but it will remain below $2.00 for almost another year.

             [INDONESIA - Location of Significant Mineral Deposits]














                  [Size and content of in-situ gold resources
                   Indonesian gold and copper-gold deposits]

--------------------------ASIAN WORLD STOCK REPORT----------------------------

07 Oct. 93  $0.74   BRE-X reports that drilling has started on both the Busang and Sangihe properties.  Two additional Indonesian properties are also acquired.

12 Dec. 93  $1.20   BRE-X reports the results from the first 4 drill holes on
the Busang property. Drill holes 1 and 2 intersect weak, but continuous gold mineralization over 84 and 140 meters respectively. Hole 3 has 80 meters grading from 1.91 to 6.58 g/t gold. Hole 4 is terminated at 22.8 meters for technical reasons, but returns excellent grade mineralization. These initial results are enough to attract the attention of at least one major company, and I'm sure, more than a few savvy investors.

25 Jan. 94  $1.75   BRE-X receives a written offer from a major mining company to acquire an equity interest in the company and a joint venture interest in the property. It is always a good sign when the major companies take an interest in a developing property.

14 Feb. 94  $1.75   BRE-X turns down the offer on the table and says it can do better. Evidently management has a lot of faith in the results to date and the project's potential.

24 Mar. 94  $1.45   Dr. Paul Kavanagh, who had previously been president of
Newmont Mining of Canada and senior vice president exploration of American Barrick Resources joins the board of directors of BRE-X. When someone with the reputation of Dr. Kavanagh joins a junior company, take notice. Always look for the good people.

13 Apr. 94  $1.55   Six more drill holes reported.  One hole starting at
surface returns 85 feet averaging 12 g/t gold.

03 May  94  $1.85   Lowen, Ondaatje, McCutcheon, a well respected investment
dealer, finances BRE-X. They raise a total of $4,500,000 by selling 300,000 units (one share plus a half warrant at $1.75). Management place an additional 300,000 units at the same price. With this much cash investors can count on continued drilling.

28 Jun. 94  $2.20   BRE-X reports that two holes drilled in a new area return
encouraging results (2 to 4 g/t gold over 5 meters) and announce that a 25 drill hole program is in progress on the main zone. The results from the two holes in the new zone are in fact really encouraging. This is the type of information you need to check out with a professional for interpretation. Dorothy Atkinson, Ph.D. and senior mining analyst at Pacific International Securities in Vancouver, BC is paying attention to all this and issues a "strong buy recommendation" for BRE-X at $2.40 on August 30/94.

24 Sep. 94  $2.25   BRE-X reports that of 31 holes drilled, 22 have hit
significant mineralization and publishes the results. Management states that they are estimating a resource of 3 to 6 million ounces of gold on the property. This is a huge increase from the original expectation of 1 million ounces. Six million ounces would make it the biggest gold mine in Indonesia.


[GRAPH HERE]


01 Nov. 94  $3.00   Special Report.  Michael Schaefer, Editor of Global Gold
Stock Report, Casper, WY, rates BRE-X as his strongest buy recommendation for a long term holding.

28 Nov. 94  $2.75   The Financial Post, a major financial newspaper in Canada, runs its first article on BRE-X. John Feldehof, P.Geol., who found the Busang property for BRE-X, becomes the company's exploration manager. More good people.

30 Dec. 94  $2.85   BRE-X announces the results from the latest 9 drill
holes.  Five of them have ore grade intersections.

19 Jan. 94  $2.80   BRE-X announces the results of six more holes and states
its working capital position of $3,500,000. The holes are the highest grade reported to date and for the first time a drill hole location map is made available for the asking. Anyone looking at this map could see a significant deposit developing. J. Taylor, Editor of Gold & Gold Stocks was looking and issues a buy recommendation as the stock drifts down below the $2.50 level.

22 Feb. 95  $2.45   BRE-X announces an independent resource calculation of 1
million ounces for the Central Zone; three more high grade drill hole intersections, the start of a new drill program, and a working capital of $2,700,000.

06 Mar. 95  $2.20   BRE-X reports three more high grade drill holes.  J. Taylor reiterates his buy signal and Doug Casey, editor of Crisis Investing, recommends the stock to all his subscribers at the perfect moment; the stock has just started to rise again, but is still below $2.50. This is a good example of why you need multiple sources of information. No analyst, financial advisor or letter writer can possibly see all the opportunities. This time it is Doug Casey, J. Taylor, Michael Shaefer, and Dorothy Atkinson.

12 Apr. 95  $2.80   BRE-X reports results from the first drill hole on the new
Southeast Zone. It returns an impressive 196 meters at 3.03 g/t gold. The stock heads north.

10 May  95  $4.00   The first negative news in a long time.  BRE-X reports that the next two holes on the new Southeast Zone intersect a weakly mineralized section of the deposit and publish the results. Actually the results are not that bad, just not as good as the market is expecting. The stock stalls in the $4.00 range.

15 May 95   $4.05   Financing.  Lowen, Ondaatje, McCutcheon Limited, Nesbitt
Burns Inc., Scotia McLeod Inc., and McLean McCarthy Limited place 1,350,000 shares at $3.75. BRE-X management place 650,000 at the same price. Total proceeds $7,500,000. National brokerage houses, like the ones above, do not finance junior companies without doing a lot of due diligence. This stamp of approval is a signal that what BRE-X has been saying all along, has a lot of merit to it. Dorothy Atkinson is paying attention to these events and puts out a new buy recommendation on May 24th. Michael Schafer, Global Gold Stock Report, reiterates his buy recommendation.

20 Jun. 95 $6.00 BRE-X reports an updated reserve figure for the Central Zone of 2.3 million ounces. (1.3 indicated and 1.0 inferred). The Northern Miner publishes its first feature article on BRE-X. Levesque Beaubien and Company, Atkinson, and Casey like these numbers, relative to the stock price, and issue buy recommendations, respectively on June 20th, July 4th and July 9th. Casey says the stock will be over $20.00 by year end.

12 Jul. 95 $7.75 BRE-X reports significant results from three additional holes on the newly discovered Southeast Zone. Two of these holes are located
1.25 kilometers from the other. This is an enormous stepout, opening up the possibility for doubling the reserves on the Busang property. Analyst Dorothy Atkinson, Michael Fowler of Levesque Beaubien and Company, and Scotia McLeod Inc. put out buy recommendations.

19 Jul. 95 $12.25 The Calgary Herald, the cities major newspaper publishes its first article on BRE-X.

20 Jul. 95 $12.00 Dorothy Atkinson puts out a new buy recommendation with a target price of $20.00 which she expects to raise as development continues.

24 Jul. 95  $12.00  Northern Miner article.

28 Jul. 95  $14.25  Financial Post article.

01 Aug. 95 $13.75 Michael Schaefer, editor of Global Gold Stock Report, recommends the purchase of BRE-X. He says its hard to recommend BRE-X at today's price after having previously recommended it at $1.20 and $3.00, but now believes there is a chance of seeing a $40.00 price tag by year end.

14 Aug. 95 $13.25 There are now four drill rigs working on the Busang property. The company reports on three new drill holes from the Central Zone. All three holes look good.

15 Aug. 95  $14.00  Financial Post article.

18 Aug. 95 $15.50 The Globe and Mail, a major Canadian financial newspaper publishes its first article on BRE-X.

25 Aug. 95 $14.00 Michael Fowler, gold analyst at Levesque Beaubien, issues a strong speculative buy recommendation with a target price in excess of $21.00.

05 Sep. 95 $14.25 Egizio Bianchini, gold analyst at Nesbitt Burns Inc., initiates coverage of BRE-X with a target price of $21.00.

02 Oct. 95 $18.25 BRE-X reports results from seven more drill holes on the developing Southeast Zone. Five holes are impressive; two miss. By this time it is possible to put a pencil to BRE-X and come up with an estimated value. However, all the variables used in the value equation remain only estimates or guesstimates. Still, it is possible to establish parameters for upside and downside based on further results. The analysts are betting on the upside.

03 Oct. 95  $18.75  Financial Post article.

04 Oct. 95  $18.00  Michael Fowler comes out with a value price of $40.00.

06 Oct. 95  $18.25  Scotia McLeod comes out with a value estimate of $31.00.

09 Oct. 95  $18.25  Northern Miner article.

12 Oct. 95  $24.25  Levesque Beaubien comes out with a value estimate of $40.61.

17 Oct. 95 $29.75 BRE-X reports Kilborn Engineering's resource calculation covering an area 200m x 900m in the Central Zone. At a cutoff grade of 0.5 g/t, it contains a total of 2,750,000 ounces gold (measured 780,000, indicated 1,800,000, inferred 170,000).

17 Oct. 94 $29.25 BRE-X reports the results from three holes, two represent substantial step outs on the Southeast Zone Holes 61 and 62 contain respectively, 301 meters at 4.42 g/t gold and 137 meters at 5.71 g/t gold, plus several shorter and lower grade intersections. These holes mean the mineralization has now been intersected over a strike length of 2.75 kilometers. Although there are gaps in the pattern of drilling, the market beings to visualize a multi-million ounce deposit.

FROM THIS DATE ON WE ARE TALKING ABOUT VERY SERIOUS MONEY. ANALYSTS ARE NOW FACED WITH A PROBLEM BECAUSE THE FUTURE VALUE OF BRE-X DEPENDS ON WHAT ADDITIONAL DRILL HOLES WILL REVEAL; NO ONE CAN SEE UNDERGROUND. THEREFORE, IT MUST BE POINTED OUT THAT, ALL SUBSEQUENT ANALYST'S PROJECTIONS AND OPINIONS ARE OF THE "WE CAN EXPECT THIS -- IF THIS HAPPENS AND THAT -- IF THAT HAPPENS" VARIETY.

17 Oct. 95  $29.25  Scotia McLeod, one year target $62.00.

17 Oct. 95  $29.25  Levesque Beaubien, target under review, but above $40.00.

17 Oct. 95  $29.25  Midland Walwyn, does not have a rating on the stock, but believes the current share price is reflecting a 10 - 12 million ounce gold resource.

17 Oct. 95  $29.75  Nesbitt Burns, one year target $50.00.

20 Oct. 95  $42.00  First Marathon, still considers BRE-X a speculative buy.
                    No target price.

24 Oct. 95  $43.00  Levesque Beaubien Geoffrion, six month target $63.00.

20 Nov. 95 $51.25 BRE-X reports results from 8 additional drill holes on the Southeast Zone. Two miss; six return excellent results. Investors now need professional advice from those who are capable of, and are spending a great deal of time, evaluating the Busang deposit. In addition, they should be self-examining all available information. When you own a $50.00 stock that can go to $100.00 plus or give up 20% of its value, that is the time your multiple sources of information are invaluable. Analysts closest to the situation are calling today's results - outstanding. I admire analysts who don't hedge; Levesque Beaubien and Nessbit Burns state their opinions immediately.

20 Nov. 95  $51.25  Levesque Beaubien, says results above expectations, target price of $63.75 plus will be raised.
-------------------------------------------------------------------------------
                                     Asian World Stock Report/December 1995  11

--------------------------- Asian World Stock Report --------------------------

20 Nov. 95  $50.00  Nesbitt Burns, says the current limits of the drilling demonstrate the potential for 30 million ounces and raises its target price to $70.00.

24 Nov. 95  $50.00  Eagle & Partners, Toronto, puts out a four page report that makes a strong case for a 15 million ounce deposit with considerable upside potential. The stock is considered a buy for risk tolerant investors; the 12 month target price is $75.00.

27 Nov. 95  $50.00  First Marathon Securities returns from a property examination and re-recommends the stock as a speculative buy, stating that volatility should provides opportunities to accumulate positions.

06 Dec. 95 Time to pause in the BRE-X story as I send this month's issue to the printer. The stock closed today at $53.00. The latest news release was on 23 Nov. 95 which reported the results from one additional drill hole on the most westerly step out line to date on the Southeast Zone. Each time the drill moves west and encounters mineralization, the size of the deposit increases. The latest hole returned an intersection of 319 meters (1,046 feet) at 2.45 g/t gold. I was attending a gold conference in San Francisco at the time, where analyst close to the situation, were busy calculating the importance of this, the third such long, comme??? grade intersection in this area. As speaker after speaker sang the praises of BRE-X from the podium it was very clear how important this Indonesian discovery was ?? the company, the industry in general and?? mining/exploration sector of the stock market.

I purposely wrote the BRE-X story in an information format so that you can see how these situations actually evolve, rather than as an advisory service. However, the obvious question on everyone's mind is whether to buy or sell the stock now. To answer that question you need to know how BRE-X is valued in the market. There are numerous formulas and scenarios. The common consensus is that for every 10 million ounces of gold reserve that is inferred by the drilling, the market is assigning $25.00 to the stock price. Since those closest to the situation are talking a +30 million ounce deposit, the already long the stock have good reason to stay on boat for the upside potential.

If you're in a position to buy a $50.00 stock, you should first get all the information available from those close to it, mentioned in this article. Start off by contacting the company: BRE-X Minerals Ltd., Mr. T. Stephen McAnulty, Vice President, P.O. Box 84026, Market Mall P.O., Calgary, Alberta, Canada, T3A 5C4 Tel. (403) 247-0707 Fax (403) 247-0329.

--------------------------------------------------------------------------------
    ASIAN WORLD STOCK REPORT/COMPANY CLASSIFICATION AND STOCK RECOMMENDATION As indicated category is given for all companies mentioned in Asian World Stock Report. (R) / Rated - The Company has been extensive researched and analyzed; an opinion and/or recommendation is given. Reader contact with the Company is recommended. (NR) / Not Rated - Although no specific recommendation is given, the Company has been extensively researched and found to be of such interest that I encourage readers to contact the Company for full corporate information.
(EC) / Editorial Comment - The Company has not been extensively researched and analyzed. It is mentioned because it is in some way similar or related to the subject being discussed. Interested readers may contact the Company.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asian World Stock Report is written and published monthly by Brian Fagan. Readers are advised that this analysis report is issued solely for information purposes. Neither the information presented nor any statement or expression of opinion, or any other matter herein, directly or indirectly constitutes representation by the publisher nor a solicitation of the purchase or sale of any securities. The information contained herein, is based on sources which
w?? believe to be reliable but is not guaranteed by us as being accurate and does not purport to be a complete statement or summary of the available data. The owner, publisher, editor and their associates are not responsible for errors and omissions. They may from time to time have a position in the securities mentioned here and may increase or decrease such positions without notice. Any opinions expressed are subject to change without notice. Asian World Stock Report encourages readers and investors to supplement the
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with the name and address of the publisher.
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
             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

                          Nomor:  511.K/2013/DDJP/1988

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI

                            (DU.  752  /  KALTIM  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         : Surat permohonan Sdr. H. ABUBAKAR SIDIK
                  tanggal 18 Pebruari 1987

Menimbang       : bahwa permohonan yang bersangkutan telah memenuhi
                  syarat-syarat sebagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       : 1. Undang-undang No. 11 Tahun 1967.
                  2. Peraturan Pemerintah No. 32 Tahun 1969.
                  3. Peraturan Pemerintah No. 27 Tahun 1980.
                  4. Keputusan Presiden R.I. No. 68/M Tahun 1984.
                  5. Keputusan Menteri Pertambangan dan Energi No. 2027
                     K/201/M.PE/1985.
                  6. Keputusan Direktur Jenderal Pertambangan Umum No. 667
                     K/201/040000/1986.

Memperhatikan   : Surat Direktur Direktorat Teknik Pertambangan
                  tanggal 28 Maret 1988  Nomor 999/22/DPT 1988.

                              M E M U T U S K A N

Menatapkan      :

PERTAMA         : Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                  (tiga) tahun berturut-turut:
                  Kepada        : Sdr. H. ABUBAKAR SIDIK

                  Alamat        : J1. Kelapa Kopyor Timur I BD2/20, Kelapa
                                  Gading Permai, atas sesuatu wilayah tertanda
                                  DU. 754 / Kaltim  Jakarta.

                  terletak di   : Kabupaten Kutai, Propinsi Kalimantan Timur

                  seluas        : 2.000 (Dua ribu) hektar dengan penjelasan
                                  batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktur Direktorat Teknik Pertambangan dan Peta Wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian "Emas, perak dan mineral pengikutnya"

                                  dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           : Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                  berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran Keputusan ini dan ketentuan peraturan perundang-undangan yang berlaku.

KETIGA          : Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                  kerjasama dengan
                pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Menteri Pertambangan dan
                Energi cq. Direktur Jenderal Pertambangan Umum.

KEEMPAT       : Keputusan ini mulai berlaku pada tanggal ditetapkan dengan ketentuan apabila dikemudian hari terdapat kekeliruan akan diadakan pembetulan seperlunya.

                                        Ditetapkan di  :  J A K A R T A
                                        Pada tanggal   :  6 Juli 1988
                                        --------------------------------------
                                      DIREKTUR JENDERAL PERTAMBANGAN UMUM


                                                [OFFICIAL SEAL]

                                                      Drs.: SOETARYO SIGIT
                                                      --------------------
                                                         NIP. 100000166


TEMBUSAN:
--------

 1.     Menteri Pertambangan dan Energi di Jakarta (dengan peta).
 2.     Menteri Kehutanan di Jakarta (dengan peta).
 3. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).
 4.     Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).
 5. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, Jl. Diponegoro No. 57 di Bandung (dengan peta).
 6.     Direktur Jenderal Agraria, Departemen Dalam Negeri di Jakarta (dengan peta).
 7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).
 8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan Jl. Ir. H. Juanda No. 9 Bogor (dengan peta).
 9. Kepala Biro Hukum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).
10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).
11.     Direktur Direktorat Teknik Pertambangan di Jakarta (dengan peta).
12. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta).
13.     XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
14.     Gubernur Kepala Daerah Tingkat I Propinsi     Kalimantan Timur (dengan
        peta).
15. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (dengan peta).
16.     Bupati Kepala Daerah Tingkat II Kabupaten Kutai (dengan peta).

Lampiran I : Keputusan Direktur Jenderal Pertambangan Umum

             Nomor    :  511.K 2013/DDJP/1988

             Tanggal  :   6  Juli 1988

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN
             EKSPLORASI D.U.  752 / Kaltim.





            - Sebelah Utara dan : masing-masing garis sejajar terletak
              Sebelah Selatan     pada 500 meter disebelah Utara dan
                                  4.500 meter disebelah Selatan titik
                                  P (X=115 degree 15' B.T.; Y=0 degree 45' L.U).

            - Sebelah Timur dan : masing-masing garis rembang terletak
              Sebelah Barat       pada 4.000 meter dan 8.000 meter di-
                                  sebelah Barat titik tersebut diatas.




                                                Direktorat Teknik Pertambangan
                                                           Direktur,
                                        [STAMP]
                                                            [SIG]

                                                Tr. Mangara Simanjuntak.
                                                ------------------------
                                                    NIP. 100000373.

                             PROP. KALIMANTAN TIMUR

                                     [MAP]

Lampiran III:  Keputusan Direktur Jenderal Pertambangan Umum

               Nomor    :    511.K/2013/DDJP/1988
               Tanggal  :    6 Juli 1988

         KEWAJIBAN -- KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN EKSPLORASI

        I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada Pengadilan Negeri yang berkedudukan di Ibukota Propinsi Kalimantan Timur di Samarinda.

       II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru dan/atau Kantor Penghubung kantor Wilayah Departemen Pertambangan dan Energi di Samarinda.

      III. Hubungan antara Pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

       IV. Pemegang Kuasa Pertambangan Eksplorasi diwajibkan membayar luran Tetap dan luran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

        V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus terlebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

       VI.      a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan
                   3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru
                   (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.);
                b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

      VII.      Dalam Bidang Pengawasan.
                a. Pemegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang berlaku mengenai Pengawasan dan Lingkungan dibidang pertambangan umum;
                b. Pengawasan dalam pelaksanaan Kuasa Pertambangan dilakukan oleh Pejabat Inspeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan umum;
                c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepaga petugas tersebut diatas untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

     VIII.      a. Permohonan perpanjangan atau permohonan Kuasa Pertambangan
                   Eksploitasi harus diajukan sebelum berakhirnya masa izin ini dengan disertai bukti-bukti kewajiban yang telah depenuhi.

                b. Atas kelalaian tersebut pada huruf a, mengakibatkan:

                   1. Kuasa Pertambangan berakhir menurut hukum dan segala
                      usaha pertambangan harus dihentikan dan

                   2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak
                      tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan harus mengangkat keluar segala sesuatu yang menjadi miliknya, kecuali benda-benda/bangunan-bangunan yang dipergunakan untuk kepentingan umum.

       IX.



                                                   [OFFICIAL SEAL]

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                              /s/ SOETARYO SIGIT

                                              Drs:  SOETARYO SIGIT

             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

                          NOMOR:  512.K/2013/DDJP/1988

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI

                            (DU.  753  /  KALTIM  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

MEMBACA         : Surat permohonan Sdr. H. ABUBAKAR SIDIK
                  tanggal 18 Pebruari 1987

MENIMBANG       : bahwa permohonan yang bersangkutan telah memenuhi
                  syarat-syarat sepagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

MENGINGAT       : 1. Undang-undang No. 11 Tahun 1967.
                  2. Peraturan Pemerintah No. 32 Tahun 1969.
                  3. Peraturan Pemerintah No. 27 Tahun 1980.
                  4. Keputusan Presiden R.I. No. 68/M Tahun 1984.
                  5. Keputusan Menteri Pertambangan dan Energi No. 2027
                     K/201/M.PE/1985.
                  6. Keputusan Direktur Jenderal Pertambangan Umum No. 667
                     K/201/040000/1986.

MEMPERHATIKAN   : Surat Direktur Direktorat Teknik Pertambangan
                  tanggal 28 Maret 1988  Nomor 1000/22/DPT/1988.

                                   MEMUTUSKAN

MENETAPKAN      :

PERTAMA         : Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu
                  3 (tiga) tahun berturut-turut:
                  Kepada        : Sdr. H. ABUBAKAR SIDIK

                  Alamat        : Jl. Kelapa Kopyor Timur I BD2/20, Kelapa
                                  Gading Permai, atas sesuatu wilayah tertanda
                                  DU. 753 / Kaltim  Jakarta.

                  terletak di   : Kabupaten Kutai, Propinsi Kalimantan Timur

                  seluas        : 2.000 (Dua ribu) hektar dengan penjelasan
                                  batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktur Direktorat Teknik Pertambangan dan Peta Wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian : "Emas, perak dan mineral pengikutnya"

                                  dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           : Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                  berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran Keputusan ini dan ketentuan peraturan perundang undangan yang berlaku.

KETIGA          : Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                  keriasama dengan
                pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Menteri Pertambangan dan
                Energi cq. Direktur Jenderal Pertambangan Umum.

KEEMPAT       : Keputusan ini mulai berlaku pada tanggal ditetapkan dengan ketentuan apabila dikemudian hari terdapat kekeliruan akan diadakan pembetulan seperlunya.

                                Ditetapkan di   :       JAKARTA
                                Pada tanggal    :    6  Juli  1988
                                -------------------------------------------
                                DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                [SEAL]          [SIG]
                                        Drs: SOETARYO SIGIT
                                        -------------------
                                           NIP. 100000166
TEMBUSAN :
--------

 1.     Menteri Pertambangan dan Energi di Jakarta
        (dengan peta).

 2.     Menteri Kehutanan di Jakarta (dengan peta).

 3. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 4. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 5. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, JI. Diponegoro No. 57 di Bandung (dengan peta).

 6. Direktur Jenderal Agraria, Departemen Dalam Negeri di Jakarta (dengan peta).

 7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).

 8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan JI. Ir. H. Juanda No. 9 Bogor (dengan peta).

 9. Kepala Biro Hukum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).

11.     Direktur Direktorat Teknik Pertambangan di Jakarta (dengan peta).

12. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta).

13.

14. Gubernur Kepala Daerah Tingkat I Propinsi Kalimantan Timur (dengan peta).

15. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (dengan peta).

16.     Bupati Kepala Daerah Tingkat II Kabupaten Kutai (dengan peta).

Lampiran I : Keputusan Direktur Jenderal Pertambangan Umum

             Nomor    :  512.K/2013/DDJP/1988

             Tanggal  :   6  Juli 1988

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN
             EKSPLORASI D.U.  753 / Kaltim.





            - Sebelah Utara dan : masing-masing garis sejajar terletak
              Sebelah Selatan     pada 500 meter disebelah Utara dan
                                  4.500 meter disebelah Selatan titik
                                  P (X=115 degrees 15' B.T; Y=0 degree 45' L.U).

            - Sebelah Timur dan : masing-masing garis rembang terletak
              Sebelah Barat       melalui dan 4.000 meter disebelah
                                  Barat titik tersebut diatas.




                                                Direktorat Teknik Pertambangan
                                                           Direktur,
                                        [SEAL]
                                                            [SIG]

                                                Tr. Mangara Simanjuntak.
                                                ------------------------
                                                    NIP. 100000373.

                             PROP. KALIMANTAN TIMUR

                                     [MAP]

Lampiran III:  Keputusan Direktur Jenderal Pertambangan Umum

               Nomor    :    512.K/2013/DDJP/1988
               Tanggal  :    6 Juli 1988

         KEWAJIBAN -- KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN EKSPLORASI

        I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada Pengadilan Negeri yang berkedudukan di Ibukota Propinsi Kalimantan Timur di Samarinda.

       II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru dan/atau Kantor Penghubung kantor Wilayah Departemen Pertambangan dan Energi di Samarinda.

      III. Hubungan antara Pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

       IV. Pemegang Kuasa Pertambangan Eksplorasi diwajibkan membayar luran Tetap dan luran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

        V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus terlebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

       VI.      a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan
                   3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.);
                b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

      VII.      Dalam Bidang Pengawasan.
                a. Pemegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang berlaku mengenai Pengawasan dan Lingkungan dibidang pertambangan umum;
                b. Pengawasan dalam pelaksanaan Kuasa Pertambangan dilakukan oleh Pejabat Inspeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan umum;
                c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepaga petugas tersebut diatas untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

     VIII.      a. Permohonan perpanjangan atau permohonan Kuasa Pertambangan
                   Eksploitasi harus diajukan sebelum berakhirnya masa izin ini dengan disertai bukti-bukti kewajiban yang telah dipenuhi.

                b. Atas kelalaian tersebut pada huruf a, mengakibatkan :

                   1. Kuasa Pertambangan berakhir menurut hukum dan segala
                      usaha pertambangan harus dihenti-kan dan

                   2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak
                      tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan harus memgangkat keluar segala sesuatu yang menjadi miliknya, kecuali benda-benda/bangunan-bangunan yang dipergunakan untuk kepentingan umum.

       IX.      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX



                                                   [OFFICIAL SEAL]

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM


                                              Drs.  SOETARYO SIGIT

             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

                          NOMOR:  513.K/2013/DDJP/1988

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI

                            (DU.  754  /  KALTIM  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         : Surat permohonan Sdr. H ABUBAKAR SIDIK
                  tanggal 18 Pebruari 1987.

Menimbang       : bahwa permohonan yang bersangkutan telah memenuhi
                  syarat-syarat sepagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       : 1. Undang-undang No. 11 Tahun 1967.
                  2. Peraturan Pemerintah No. 32 Tahun 1969.
                  3. Peraturan Pemerintah No. 27 Tahun 1980.
                  4. Keputusan Presiden R.I. No. 68/M Tahun 1984.
                  5. Keputusan Menteri Pertambangan dan Energi No. 2027
                     K/201/M.PE/1985.
                  6. Keputusan Direktur Jenderal Pertambangan Umum No. 667
                     K/201/040000/1986.

Memperhatikan   : Surat Direktur Direktorat Teknik Pertambangan
                  tanggal 28 Maret 1988  Nomor 999/22/DPT/1988.

                                   MEMUTUSKAN

Menetapkan      :

PERTAMA         : Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                  (tiga) tahun berturut-turut:
                  Kepada        : Sdr. H. ABUBAKAR SIDIK

                  Alamat        : J1. Kelapa Kopyor Timur I BD2/20, Kelapa
                                  Gading Permai, atas sesuatu wilayah tertanda
                                  DU. 754 / Kaltim  Jakarta.

                  terletak di   : Kabupaten Kutai, Propinsi Kalimantan Timur

                  seluas        : 2.000 (Dua ribu) hektar
                                  dengan penjelasan batas wilayah seperti
                                  tercantum dalam lampiran I yang ditanda
                                  tangani oleh Direktur Direktorat Teknik
                                  Pertambangan dan Peta Wilayah Kuasa
                                  Pertambangan dalam lampiran II untuk
                                  mengadakan eksplorasi mencari bahan galian
                                  "Emas, perak dan mineral pengikutnya"

                                  dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           : Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                  berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran Keputusan ini dan ketentuan peraturan perundang-undangan yang berlaku.

KETIGA          : Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                  kerjasama dengan
                pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Menteri Pertambangan dan
                Energi cq. Direktur Jenderal Pertambangan Umum.

KEEMPAT       : Keputusan ini mulai berlaku pada tanggal ditetapkan dengan ketentuan apabila dikemudian hari terdapat kekeliruan akan diadakan pembetulan seperlunya.

                                Ditetapkan di   :    J A K A R T A
                                Pada tanggal    :    6  Juli  1988
                                -------------------------------------------
                                DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                [SEAL]          [SIG]
                                        Drs: SOETARYO SIGIT
                                        -------------------
                                           NIP. 100000166
TEMBUSAN :
--------

 1.     Menteri Pertambangan dan Energi di Jakarta
        (dengan peta).

 2.     Menteri Kehutanan di Jakarta (dengan peta).

 3. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 4. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 5. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, JI. Diponegoro No. 57 di Bandung (dengan peta).

 6. Direktur Jenderal Agraria, Departemen Dalam Negeri di Jakarta (dengan peta).

 7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).

 8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan JI. lr. H. Juanda No. 9 Bogor (dengan peta).

 9. Kepala Biro Hukum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).

11.     Direktur Direktorat Teknik Pertambangan di Jakarta (dengan peta).

12. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta).

13.     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

14. Gubernur Kepala Daerah Tingkat I Propinsi Kalimantan Timur (dengan peta).

15. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (dengan peta).

16.     Bupati Kepala Daerah Tingkat II Kabupaten Kutai (dengan peta).

Lampiran I : Keputusan Direktur Jenderal Pertambangan Umum

             Nomor    :  513.K 2013/DDJP/1988

             Tanggal  :   6  Juli 1988

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN
             EKSPLORASI D.U.  754 / Kaltim.





            - Sebelah Utara dan : masing-masing garis sejajar terletak
              Sebelah Selatan     pada 5.500 meter dan 500 meter
                                  disebelah Utara titik P (X=115 degree 15' B.T;
                                  Y=0 degree 45' L.U).

            - Sebelah Timur dan : masing-masing garis rembang terletak
              Sebelah Barat       pada 4.000 meter disebelah Timur dan
                                  melalui titik tersebut diatas.




                                                Direktorat Teknik Pertambangan
                                                           Direktur,
                                        [STAMP]
                                                            [SIG]

                                                Tr. Mangara Simanjuntak.
                                                ------------------------
                                                    NIP. 100000373.

                             PROP. KALIMANTAN TIMUR

                                     [MAP]

Lampiran III:  Keputusan Direktur Jenderal Pertambangan Umum

               Nomor    :    513.K/2013/DDJP/1988
               Tanggal  :    6 Juli 1988

         KEWAJIBAN -- KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN EKSPLORASI

        I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada Pengadilan Negeri yang berkedudukan di Ibukota Propinsi Kalimantan Timur di Samarinda.

       II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru dan/atau Kantor Penghubung kantor Wilayah Departemen Pertambangan dan Energi di Samarinda.

      III. Hubungan antara Pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

       IV. Pemegang Kuasa Pertambangan Eksplorasi diwajibkan membayar Iuran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

        V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus terlebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

       VI.      a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan
                   3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.);
                b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

      VII.      Dalam Bidang Pengawasan.
                a. Pemegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang berlaku mengenai Pengawasan dan Lingkungan dibidang pertambangan umum;
                b. Pengawasan dalam pelaksanaan Kuasa Pertambangan dilakukan oleh Pejabat Inspeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan umum;
                c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepaga petugas tersebut diatas untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

     VIII.      a. Permohonan perpanjangan atau permohonan Kuasa Pertambangan
                   Eksploitasi harus diajukan sebelum berakhirnya masa izin ini dengan disertai bukti-bukti kewajiban yang telah depenuhi.

                b. Atas kelalaian tersebut pada huruf a, mengakibatkan :

                   1. Kuasa Pertambangan berakhir menurut hukum dan segala
                      usaha pertambangan harus dihenti-kan dan

                   2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak
                      tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan harus mengangkat keluar segala sesuatu yang menjadi miliknya, kecuali benda-benda/bangunan-bangunan yang dipergunakan untuk kepentingan umum.

       IX.      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX



                                                   [OFFICIAL SEAL]

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM


                                              Drs:  SOETARYO SIGIT

             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

                          Nomor:  514.K/2013/DDJP/1988

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI

                            (DU.  949  /  KALTIM  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         : Surat permohonan Sdr. H. ABUBAKAR SIDIK
                  tanggal 27 Maret 1987

Menimbang       : bahwa permohonan yang bersangkutan telah memenuhi
                  syarat-syarat sepagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       : 1. Undang-undang No. 11 Tahun 1967.
                  2. Peraturan Pemerintah No. 32 Tahun 1969.
                  3. Peraturan Pemerintah No. 27 Tahun 1980.
                  4. Keputusan Presiden R.I. No. 68/M Tahun 1984.
                  5. Keputusan Menteri Pertambangan dan Energi No. 2027
                     K/201/M.PE/1985.
                  6. Keputusan Direktur Jenderal Pertambangan Umum No. 667
                     K/201/040000/1986.

Memperhatikan   : Surat Direktur Direktorat Teknik Pertambangan
                  tanggal 5 April 1988  Nomor 1074/22/DPT 1988.

                              M E M U T U S K A N

Menatapkan      :

PERTAMA         : Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                  (tiga) tahun berturut-turut:
                  Kepada        : Sdr. H. ABUBAKAR SIDIK

                  Alamat        : Jl. Laksamana Madya Martadinata 10, Samarinda
                                  atas sesuatu wilayah tertanda DU. 949 /
                                  Kaltim.

                  terletak di   : Kabupaten Kutai, Propinsi Kalimantan Timur

                  seluas        : 2.000 (Dua ribu) hektar
                                  dengan penjelasan batas wilayah seperti
                                  tercantum dalam lampiran I yang ditanda
                                  tangani oleh Direktur Direktorat Teknik
                                  Pertambangan dan Peta Wilayah Kuasa
                                  Pertambangan dalam lampiran II untuk
                                  mengadakan eksplorasi mencari bahan galian
                                  "Emas, perak dan mineral pengikutnya"

                                  dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           : Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                  berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran Keputusan ini dan ketentuan peraturan perundang-undangan yang berlaku.

KETIGA          : Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                  kerjasama dengan
                pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Menteri Pertambangan dan
                Energi cq. Direktur Jenderal Pertambangan Umum.

KEEMPAT       : Keputusan ini mulai berlaku pada tanggal ditetapkan dengan ketentuan apabila dikemudian hari terdapat kekeliruan akan diadakan pembetulan seperlunya.

                                Ditetapkan di   :       JAKARTA
                                Pada tanggal    :    6  Juli  1988
                                -------------------------------------------
                                DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                [SEAL]          [SIG]
                                        Drs: SOETARYO SIGIT
                                        -------------------
                                           NIP. 100000166
TEMBUSAN :
--------

 1.     Menteri Pertambangan dan Energi di Jakarta
        (dengan peta).

 2.     Menteri Kehutanan di Jakarta (dengan peta).

 3. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 4. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 5. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, JI. Diponegoro No. 57 di Bandung (dengan peta).

 6. Direktur Jenderal Agraria, Departemen Dalam Negeri di Jakarta (dengan peta).

 7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).

 8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan JI. lr. H. Juanda No. 9 Bogor (dengan peta).

 9. Kepala Biro Hukum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).

11.     Direktur Direktorat Teknik Pertambangan di Jakarta (dengan peta).

12. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta).

13.     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

14. Gubernur Kepala Daerah Tingkat I Propinsi Kalimantan Timur (dengan peta).

15. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (dengan peta).

16.     Bupati Kepala Daerah Tingkat II Kabupaten Kutai (dengan peta).

Lampiran I : Keputusan Direktur Jenderal Pertambangan Umum

             Nomor    :  514.K/2013/DDJP/1988

             Tanggal  :   6  Juli 1988

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN
             EKSPLORASI D.U.  949 / Kaltim.





            - Sebelah Utara dan : masing-masing garis sejajar terletak
              Sebelah Selatan     pada 5.500 meter dan 500 meter disebelah
                                  Utara titik P (X=115 degree 15' B.T;
                                                 Y=0 degree 45' L.U).

            - Sebelah Timur dan : masing-masing garis rembang terletak
              Sebelah Barat       melalui dan 4.000 meter disebelah
                                  Barat titik tersebut diatas.




                                                Direktorat Teknik Pertambangan
                                                           Direktur,
                                        [STAMP]
                                                            [SIG]

                                                Tr. Mangara Simanjuntak.
                                                ------------------------
                                                    NIP. 100000373.

                             PROP. KALIMANTAN TIMUR

                                     [MAP]

Lampiran III:  Keputusan Direktur Jenderal Pertambangan Umum

               Nomor    :    514.K/2013/DDJP/1988
               Tanggal  :    6 Juli 1988

         KEWAJIBAN -- KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN EKSPLORASI

        I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada Pengadilan Negeri yang berkedudukan di Ibukota Propinsi Kalimantan Timur di Samarinda.

       II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru dan/atau Kantor Penghubung kantor Wilayah Departemen Pertambangan dan Energi di Samarinda.

      III. Hubungan antara Pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

       IV. Pemegang Kuasa Pertambangan Eksplorasi diwajibkan membayar luran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

        V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus terlebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

       VI.      a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan
                   3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.);
                b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

      VII.      Dalam Bidang Pengawasan.
                a. Pemegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang berlaku mengenai Pengawasan dan Lingkungan dibidang pertambangan umum;
                b. Pengawasan dalam pelaksanaan Kuasa Pertambangan dilakukan oleh Pejabat Inspeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan umum;
                c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepaga petugas tersebut diatas untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

     VIII.      a. Permohonan perpanjangan atau permohonan Kuasa Pertambangan
                   Eksploitasi harus diajukan sebelum berakhirnya masa izin ini dengan disertai bukti-bukti kewajiban yang telah depenuhi.

                b. Atas kelalaian tersebut pada huruf a, mengakibatkan :

                   1. Kuasa Pertambangan berakhir menurut hukum dan segala
                      usaha pertambangan harus dihenti-kan dan

                   2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak
                      tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan harus memgangkat keluar segala sesuatu yang menjadi miliknya, kecuali benda-benda/bangunan-bangunan yang dipergunakan untuk kepentingan umum.

       IX.      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX



                                                   [OFFICIAL SEAL]

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM


                                              Drs.  SOETARYO SIGIT

             DEPARTEMEN PERTAMBANGAN DAN ENERGI REPUBLIK INDONESIA

                     DIREKTORAT JENDERAL PERTAMBANGAN UMUM

                 KEPUTUSAN DIREKTUR JENDERAL PERTAMBANGAN UMUM

                          Nomor:  515.K/2013/DDJP/1988

                                    TENTANG

                    PEMBERIAN KUASA PERTAMBANGAN EKSPLORASI

                            (DU.  950  /  KALTIM  )

                      DIREKTUR JENDERAL PERTAMBANGAN UMUM

Membaca         : Surat permohonan Sdr. H ABUBAKAR SIDIK
                  tanggal 27 Maret 1987

Menimbang       : bahwa permohonan yang bersangkutan telah memenuhi
                  syarat-syarat sepagaimana ditentukan dalam peraturan perundang-undangan yang berlaku.

Mengingat       : 1. Undang-undang No. 11 Tahun 1967.
                  2. Peraturan Pemerintah No. 32 Tahun 1969.
                  3. Peraturan Pemerintah No. 27 Tahun 1980.
                  4. Keputusan Presiden R.I. No. 68/M Tahun 1984.
                  5. Keputusan Menteri Pertambangan dan Energi No. 2027
                     K/201/M.PE/1985.
                  6. Keputusan Direktur Jenderal Pertambangan Umum No. 667
                     K/201/040000/1986.

Memperhatikan   : Surat Direktur Direktorat Teknik Pertambangan
                  tanggal 5 April 1988  Nomor 1074/22/DPT 1988.

                                   M E M U T U S K A N

Menatapkan      :

PERTAMA         : Memberikan Kuasa Pertambangan Eksplorasi untuk jangka waktu 3
                  (tiga) tahun berturut-turut:
                  Kepada        : Sdr. H. ABUBAKAR SIDIK

                  Alamat        : Jl. Laksamana Madya Martadinata 10, Samarinda
                                  atas sesuatu wilayah tertanda DU. 950 /
                                  Kaltim.

                  terletak di   : Kabupaten Kutai, Propinsi Kalimantan Timur

                  seluas        : 2.000 (Dua ribu) hektar dengan penjelasan
                                  batas wilayah seperti tercantum dalam lampiran I yang ditanda tangani oleh Direktyr Direktorat Teknik Pertambangan dan Peta Wilayah Kuasa Pertambangan dalam lampiran II untuk mengadakan eksplorasi mencari bahan galian "Emas, perak dan mineral pengikutnya"

                                  dengan memenuhi kewajiban-kewajiban tersebut dalam lampiran III Keputusan ini serta ketentuan peraturan perundang-undangan yang berlaku.

KEDUA           : Kuasa Pertambangan ini dapat dibatalkan walaupun masa
                  berlakunya belum habis, apabila Pemegang Kuasa Pertambangan tidak memenuhi kewajiban-kewajiban yang tercantum di dalam lampiran Keputusan ini dan ketentuan peraturan perundang undangan yang berlaku.

KETIGA          : Pemegang Kuasa Pertambangan yang bermaksud mengadakan
                  kerjasama dengan

Lampiran I : Keputusan Direktur Jenderal Pertambangan Umum

             Nomor    :  515.K/2013/DDJP/1988

             Tanggal  :   6  Juli 1988

             PENJELASAN BATAS WILAYAH KUASA PERTAMBANGAN
             EKSPLORASI D.U.  950 / Kaltim.





            - Sebelah Utara dan : masing-masing garis sejajar terletak
              Sebelah Selatan     pada 5.500 meter dan 500 meter dise-
                                  belah Utara titik P (X=115 degree 15' B.T;
                                  Y=0 degree 45' L.U).

            - Sebelah Timur dan : masing-masing garis rembang terletak
              Sebelah Barat       pada 4.000 meter dan 8.000 meter di-
                                  sebelah Barat titik tersebut diatas.




                                                Direktorat Teknik Pertambangan
                                                           Direktur,
                                        [STAMP]
                                                            [SIG]

                                                Tr. Mangara Simanjuntak.
                                                ------------------------
                                                    NIP. 100000373.

                pihak modal asing dalam rangka Perjanjian Karya terlebih dahulu harus memperoleh izin tertulis dari Menteri Pertambangan dan Energi cq. Direktur Jenderal Pertambangan Umum.

KEEMPAT       : Keputusan ini mulai berlaku pada tanggal ditetapkan dengan ketentuan apabila dikemudian hari terdapat kekeliruan akan diadakan pembetulan seperlunya.

                                Ditetapkan di   :       JAKARTA
                                Pada tanggal    :    6  Juli  1988
                                -------------------------------------------
                                DIREKTUR JENDERAL PERTAMBANGAN UMUM

                                [SEAL]          [SIG]
                                        Drs: SOETARYO SIGIT
                                        -------------------
                                           NIP. 100000166
TEMBUSAN :
--------

 1.     Menteri Pertambangan dan Energi di Jakarta
        (dengan peta).

 2.     Menteri Kehutanan di Jakarta (dengan peta).

 3. Sekretaris Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 4. Inspektur Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

 5. Direktur Jenderal Geologi dan Sumberdaya Mineral up. Direktur Direktorat Sumberdaya Mineral, JI. Diponegoro No. 57 di Bandung (dengan peta).

 6. Direktur Jenderal Agraria, Departemen Dalam Negeri di Jakarta (dengan peta).

 7. Direktur Jenderal Pemerintahan Umum dan Otonomi Daerah, Departemen Dalam Negeri di Jakarta (tanpa peta).

 8. Direktur Jenderal Perlindungan Hutan dan Pelestarian Alam, Departemen Kehutanan JI. Ir. H. Juanda No. 9 Bogor (dengan peta).

 9. Kepala Biro Hukum, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (dengan peta).

10. Kepala Biro Keuangan, Sekretariat Jenderal Departemen Pertambangan dan Energi di Jakarta (tanpa peta).

11.     Direktur Direktorat Teknik Pertambangan di Jakarta (dengan peta).

12. Direktur Direktorat Pembinaan Pengusahaan Pertambangan di Jakarta (dengan peta).

13.     xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx

14. Gubernur Kepala Daerah Tingkat I Propinsi Kalimantan Timur (dengan peta).

15. Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (dengan peta).

16.     Bupati Kepala Daerah Tingkat II Kabupaten Kutai (dengan peta).

                             PROP. KALIMANTAN TIMUR

                                     [MAP]

Lampiran III:  Keputusan Direktur Jenderal Pertambangan Umum

               Nomor    :    515.K/2013/DDJP/1988
               Tanggal  :    6 Juli 1988

         KEWAJIBAN -- KEWAJIBAN PEMEGANG KUASA PERTAMBANGAN EKSPLORASI

        I. Pemegang Kuasa Pertambangan ini telah memilih tempat tinggal (domisili) pada Pengadilan Negeri yang berkedudukan di Ibukota Propinsi Kalimantan Timur di Samarinda.

       II. Sebelum melakukan kegiatan, pemegang Kuasa Pertambangan ini harus lebih dahulu memberitahukan kepada Pemerintah Daerah dan Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru dan/atau Kantor Penghubung kantor Wilayah Departemen Pertambangan dan Energi di Samarinda.

      III. Hubungan antara Pemegang Kuasa Pertambangan dengan pemilik tanah dan pihak ketiga, diatur menurut ketentuan-ketentuan yang berlaku.

       IV. Pemegang Kuasa Pertambangan Eksplorasi diwajibkan membayar Iuran Tetap dan Iuran Eksplorasi menurut ketentuan yang berlaku dan harus dilunasi sebelum berakhirnya Kuasa Pertambangan.

        V. Jika terjadi pertindihan wilayah Kuasa Pertambangan dengan kepentingan lahan lainnya, maka pemegang Kuasa Pertambangan sebelum melaksanakan kegiatan dalam wilayah tersebut harus terlebih dahulu menyelesaikannya sesuai dengan ketentuan yang berlaku.

       VI.      a. Pemegang Kuasa Pertambangan harus memberikan laporan kegiatan
                   3 (tiga) bulan sekali kepada Direktur Jenderal Pertambangan Umum (1 expl) dan tembusannya disampaikan kepada Direktur Direktorat Teknik Pertambangan (3 expl), Kepala Kantor Wilayah Departemen Pertambangan dan Energi di Banjarbaru (1 expl), Gubernur dan Bupati Kepala Daerah setempat (masing-masing 1 expl.);
                b. Selambat-lambatnya dalam waktu 6 (enam) bulan setelah tanggal ditetapkannya Keputusan ini, pemegang Kuasa Pertambangan harus sudah menyampaikan laporan mengenai pematokan batas-batas wilayah Kuasa Pertambangan tersebut.

      VII.      Dalam Bidang Pengawasan.
                a. Pemegang Kuasa Pertambangan harus mengindahkan/mentaati peraturan yang berlaku mengenai Pengawasan dan Lingkungan dibidang pertambangan umum;
                b. Pengawasan dalam pelaksanaan Kuasa Pertambangan dilakukan oleh Pejabat Inspeksi Tambang dan/atau petugas yang ditunjuk oleh Direktur Jenderal Pertambangan umum;
                c. Pemegang Kuasa Pertambangan dapat/diperkenankan meminta kepaga petugas tersebut diatas untuk memperlihatkan surat-surat pengenal dan surat-surat tugasnya.

     VIII.      a. Permohonan perpanjangan atau permohonan Kuasa Pertambangan
                   Eksploitasi harus diajukan sebelum berakhirnya masa izin ini dengan disertai bukti-bukti kewajiban yang telah depenuhi.

                b. Atas kelalaian tersebut pada huruf a, mengakibatkan:

                   1. Kuasa Pertambangan berakhir menurut hukum dan segala
                      usaha pertambangan harus dihentikan dan

                   2. Selambat-lambatnya dalam waktu 6 (enam) bulan sejak
                      tanggal berakhirnya Keputusan ini, pemegang Kuasa Pertambangan harus mengangkat keluar segala sesuatu yang menjadi miliknya, kecuali benda-benda/bangunan-bangunan yang dipergunakan untuk kepentingan umum.

       IX.      XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX



                                                   [OFFICIAL SEAL]

                                        DIREKTUR JENDERAL PERTAMBANGAN UMUM


                                              Drs.  SOETARYO SIGIT